                                                                    EXHIBIT 99.g

                           FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                         CRICO OF JAMES STREET CROSSING
                              LIMITED PARTNERSHIP

                               DECEMBER 31, 1995

               CRICO of James Street Crossing Limited Partnership

                               TABLE OF CONTENTS


                                                              PAGE


INDEPENDENT AUDITORS' REPORT                                     3


     STATEMENT OF ASSETS AND LIABILITIES -
       INCOME TAX BASIS                                          4


     STATEMENT OF PROFIT AND LOSS -
       INCOME TAX BASIS                                          5


     STATEMENT OF PARTNERS' DEFICIT -
       INCOME TAX BASIS                                          7


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS                  8


     NOTES TO FINANCIAL STATEMENTS                               9

                  [LETTERHEAD OF REZNICK FEDDER & SILVERMAN]

                          INDEPENDENT AUDITORS' REPORT

To the Partners
CRICO of James Street Crossing Limited Partnership

     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of James Street Crossing Limited Partnership as of December 31, 1995, and the related statements of profit and loss - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of James Street Crossing Limited Partnership as of December 31, 1995, and its profit and loss, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in note A.

     The accompanying financial statements have been prepared assuming that the partnership will continue as a going concern. As discussed in note B to the financial statements, the partnership is in default of its mortgage loan agreement. In addition, the partnership has entered into a merger agreement which could significantly impact the partnership. These uncertainties raise substantial doubt about the partnership's ability to continue as a going concern. Management's plans in regard to these matters are also described in note B. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                                        /s/ Reznick Fedder & Silverman


Bethesda, Maryland
January 29, 1996

               CRICO of James Street Crossing Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1995


                                     ASSETS

INVESTMENT IN REAL ESTATE

  Building                                            $12,304,688
  Personal property                                       702,903
                                                       ----------
                                                       13,007,591

  Less accumulated
    depreciation                                        1,594,260
                                                       ----------
                                                       11,413,331

  Land                                                  1,661,834
                                                       ----------
                                                       13,075,165

  Tenants' security deposits, separately
    held in a noninterest-bearing account                  48,565
  Cash and investments held by
    bond servicer                                         423,744
                                                       ----------
                                                       13,547,474

OTHER ASSETS
  Cash                                       $69,999
  Accounts receivable - tenants                2,887
  Prepaid insurance                           23,819
  Subscriptions receivable                       100       96,805
                                             -------  -----------

                                                      $13,644,279
                                                       ==========

                                  LIABILITIES

LIABILITIES APPLICABLE TO REAL

ESTATE
  Mortgage payable                                    $13,878,001
  Accrued interest payable                              1,695,171
                                                       ----------
                                                       15,573,172
  Tenants' security deposits
    liability                                              49,226
  Assessments payable, including
    accrued interest of $5,347                            122,098
  Accrued mortgage servicing fee                          498,742
                                                       ----------
                                                       16,243,238

OTHER LIABILITY
  Accounts payable                                         35,949
                                                      -----------
          Total liabilities                            16,279,187


CONTINGENCY                                                     -


PARTNERS' DEFICIT                                      (2,634,908)
                                                       ----------
                                                      $13,644,279
                                                       ==========

                       See notes to financial statements

STATEMENT OF PROFIT AND LOSS                                    U.S. Department of Housing and Urban Development
 - INCOME TAX BASIS                                             Office of Housing
                                                                Federal Housing Commissioner
                                                                OMB Approval No. 2502-0052(Exp. 8/31/92)
-------------------------------------------------------------------------------------------------------------------
Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and
Urban Development, Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork Reduction
Project (2502-0052), Washington, D.C. 20503.  Do not send this completed form to either of these addresses.
---------------------------------------------------------------------------------------------------------------------
For Month/Period                                    Project Number:      Project Name: CRICO of James Street Crossing
Beginning: 1/1/95                 Ending: 12/31/95  HUD Project No.:     Limited Partnership
---------------------------------------------------------------------------------------------------------------------
Part I       Description of Account                                   Account No.           Amount
---------------------------------------------------------------------------------------------------------------------
        Rental Income 5100

          Apartments or Member Carrying Charges (Coops)                   5120        $ 2,184,228
                                                                       -------        -----------
          Tenant Assistance Payments                                      5121        $
                                                                       -------        -----------
          Furniture and Equipment                                         5130        $     5,448
                                                                       -------        -----------
          Stores and Commercial                                           5140        $
                                                                       -------        -----------
          Garage and Parking Spaces                                       5170        $    48,309
                                                                       -------        -----------
          Flexible Subsidy Income                                         5180        $
                                                                       -------        -----------
          Miscellaneous (Specify)                                         5190        $
                                                                       -------        -----------      -----------
          Total Rent Revenue Potential at 100% Occupancy                              $                $ 2,237,985
                                                                       -------        -----------      -----------
        Vacancies - 5200
          Apartments                                                      5220        $(   86,015)
                                                                       -------        -----------
          Furniture and Equipment                                         5230        $(         )
                                                                       -------        -----------
          Stores and Commercial                                           5240        $(         )
                                                                       -------        -----------
          Garage and Parking Spaces                                       5270        $(         )
                                                                       -------        -----------
          Miscellaneous (Specify)                                         5290        $(         )
                                                                       -------        -----------      -----------
          Total Vacancies                                                                              $   (86,015)
                                                                       -------        -----------      -----------
          Net Rental Revenue Rent Revenue Less Vacancies                                               $ 2,151,970
                                                                       -------        -----------      -----------
        Elderly and Congregate Services Income - 5300
          Total Service Income (Schedule Attached)                        5300        $
                                                                       -------        -----------      -----------
        Financial Revenue - 5400
          Interest Income - Project Operations                            5410        $       149
                                                                       -------        -----------
          Income from Investments - Residual Receipts                     5430        $
                                                                       -------        -----------
          Income from Investments - Reserve for Replacement               5440        $    14,002
                                                                       -------        -----------
          Income from Investments - Misc. Mortgage Escrows                5490        $     3,950
                                                                       -------        -----------      -----------
          Total Financial Revenue                                                                      $    18,101
                                                                       -------        -----------      -----------

        Other Revenue - 5900
          Laundry and Vending                                             5910        $       345
                                                                       -------        -----------
          NSF and Late Charges                                            5920        $    10,263
                                                                       -------        -----------
          Damages and Cleaning Fees                                       5930
                                                                       -------        -----------
          Forfeited Tenant Security Deposits                              5940        $    37,892
                                                                       -------        -----------
          Other Revenue (Specify) (See Note G)                            5990        $    18,926
                                                                       -------        -----------      -----------
          Total Other Revenue                                                                          $    67,426
                                                                       -------        -----------      -----------
          Total Revenue                                                                                $ 2,237,497
                                                                       -------        -----------       ----------


        Administrative Expenses - 6200/6300

          Advertising                                                     6210        $    33,684
                                                                       -------        -----------
          Other Renting Expenses (See Note G)                             6250        $    72,525
                                                                       -------        -----------
          Office Salaries                                                 6310        $    50,107
                                                                       -------        -----------
          Office Supplies                                                 6311        $     4,988
                                                                       -------        -----------
          Office or Model Apartment Rent                                  6312        $       989
                                                                       -------        -----------
          Management Fee                                                  6320        $    76,161
                                                                       -------        -----------
          Manager or Superintendent Salaries                              6330        $    34,958
                                                                       -------        -----------
          Manager or Superintendent Rent Free Unit                        6331        $    10,471
                                                                       -------        -----------
          Legal Expenses (Project)                                        6340        $
                                                                       -------        -----------
          Auditing Expenses (Project)                                     6350        $     6,044
                                                                       -------        -----------
          Computer Fees                                                   6351        $     1,578
                                                                       -------        -----------
          Telephone and Answering Services                                6360        $     9,070
                                                                       -------        -----------
          Bad Debts                                                       6370        $    12,805
                                                                       -------        -----------
          Miscellaneous Administrative Expenses (See Note G)
                                                                          6390        $     8,890
                                                                       -------        -----------
          Total Administrative Expenses                                                                $   322,270
                                                                       -------        -----------       ----------
        Utilities Expense - 6400
          Fuel Oil/Coal                                                   6420        $
                                                                       -------        -----------
          Electricity                                                     6450        $    17,150
                                                                       -------        -----------
          Water                                                           6451        $    40,503
                                                                       -------        -----------
          Gas                                                             6452        $     1,935
                                                                       -------        -----------
          Sewer                                                           6453        $    83,943
                                                                       -------        -----------
          Total Utilities Expense                                                                      $   143,531
                                                                       -------        -----------       ----------

All amounts must be rounded to the nearest dollar;         form HUD-92410 (7/91)
$.50 and over, round up - $.49 and below, round down.


        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510    $     24,291
                                                                     ---------  ------------

          Janitor and Cleaning Supplies                                 6515    $      3,065
                                                                     ---------  ------------
          Janitor and Cleaning Contract                                 6517    $     24,152
                                                                     ---------  ------------
          Exterminating Payroll/Contract                                6519    $      4,400
                                                                     ---------  ------------
          Exterminating Supplies                                        6520
                                                                     ---------  ------------
          Garbage and Trash Removal                                     6525    $     21,720
                                                                     ---------  ------------
          Security Payroll/Contract                                     6530    $      4,040
                                                                     ---------  ------------
          Grounds Payroll                                               6535
                                                                     ---------  ------------
          Grounds Supplies                                              6536    $     19,281
                                                                     ---------  ------------
          Grounds Contract                                              6537    $     38,580
                                                                     ---------  ------------
          Repairs Payroll                                               6540    $     45,881
                                                                     ---------  ------------
          Repairs Material                                              6541    $     65,543
                                                                     ---------  ------------
          Repairs Contract                                              6542
                                                                     ---------  ------------
          Elevator Maintenance/Contract                                 6545
                                                                     ---------  ------------
          Heating/Cooling Repairs and Maintenance                       6546    $        428
                                                                     ---------  ------------
          Swimming Pool Maintenance/Contract                            6547    $      7,683
                                                                     ---------  ------------
          Snow Removal                                                  6548
                                                                     ---------  ------------
          Decorating Payroll/Contract                                   6560    $     11,636
                                                                     ---------  ------------
          Decorating Supplies                                           6561
                                                                     ---------  ------------
          Other - TV Cable                                              6570    $     43,214
                                                                     ---------  ------------
          Miscellaneous Operating and  Maintenance Expenses             6590
                                                                     ---------  ------------  -----------
          Total Operating and Maintenance Expenses                                            $   313,894
                                                                     ---------  ------------  -----------
        Taxes and Insurance - 6700
          Real Estate Taxes incl. tax appeal fee $9,797                 6710    $    204,416
                                                                     ---------  ------------
          Payroll Taxes (FICA)                                          6711    $     16,038
                                                                     ---------  ------------
          Miscellaneous Taxes, Licenses and Permits                     6719    $        500
                                                                     ---------  ------------
          Property and Liability Insurance (Hazard)                     6720    $     26,543
                                                                     ---------  ------------
          Fidelity Bond Insurance                                       6721
                                                                     ---------  ------------
          Workmen's Compensation                                        6722    $      3,214
                                                                     ---------  ------------
          Health Insurance & Other Employee Benefits                    6723    $      6,617
                                                                     ---------  ------------
          Other Insurance (Specify)                                     6729
                                                                     ---------  ------------  -----------
          Total Taxes and Insurance                                                           $   257,328
                                                                     ---------  ------------  -----------

        Financial Expenses - 6800
          Interest on Bonds Payable                                     6810
                                                                     ---------  ------------
          Interest on Mortgage Payable                                  6820    $  1,336,758
                                                                     ---------  ------------
          Interest on Notes Payable (Long-Term)                         6830    $      9,548
                                                                     ---------  ------------
          Interest on Notes Payable (Short-Term)                        6840
                                                                     ---------  ------------
          Mortgage Insurance Premium/Service Charge                     6850    $     86,738
                                                                     ---------  ------------
          Miscellaneous Financial Expenses (See Note G)                 6890    $     45,595
                                                                     ---------  ------------  -----------
          Total Financial Expenses                                                            $ 1,478,639
                                                                     ---------  ------------  -----------

        Elderly and Congregate Service Expenses - 6900
          Total Service Expenses - Schedule Attached                    6900
                                                                     ---------  ------------   ----------
          Total Cost of Operations Before Depreciation                                        $ 2,515,662
                                                                     ---------  ------------   ----------
          Profit (Loss) Before Depreciation                                                   $  (278,165)
                                                                     ---------  ------------   ----------
          Depreciation (Total) - 6600 (Specify)                         6600                      569,347
                                                                     ---------  ------------   ----------
          Operating Profit or (Loss)                                                           $ (847,512)
                                                                     ---------  ------------   ----------
        Corporate or Mortgagor Entity Expenses - 7100
          Officer Salaries                                              7110    $
                                                                     ---------  ------------
          Legal Expenses (Entity)                                       7120    $
                                                                     ---------  ------------
          Taxes (Federal-State-Entity)                                 7130-32  $
                                                                     ---------  ------------
          Other Expenses (Entity)                                       7190    $
                                                                     ---------  ------------
          Amortization                                                  7190    $
                                                                     ---------  ------------
          Total Corporate Expenses                                              $              $
                                                                     ---------  ------------   ----------
          Net Profit or (Loss)                                                                 $ (847,512)
                                                                     ---------  ------------   ----------

Warning: HUD will prosecute false claims and statements.  Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729, 3802) Miscellaneous or other Income and Expenses
Sub-account Groups.  If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990,
6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.




Part II

1. Total principal payments required under the mortgage, even if payments under a
   Workout Agreement are less or more than those required under the mortgage.              $      N/A

2. Replacement Reserve deposits required by the Regulatory Agreement or
   Amendments thereto, even if payments may be temporarily suspended or waived.            $      N/A

3. Replacement or Painting Reserve releases which are included as expense items
   on the Profit and Loss statement.                                                       $      N/A

4. Project Improvement Reserve Releases under the Flexible Subsidy Program that
   are included as expense items on this Profit and Loss statement.                        $      N/A

                                  Page 2 of 2

                       See notes to financial statements

               CRICO of James Street Crossing Limited Partnership

               STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS

                          Year ended December 31, 1995



Partners' deficit, beginning                            $(1,787,396)

Net loss                                                   (847,512)
                                                          ---------

Partners' deficit, end                                  $(2,634,908)
                                                          =========



                       See notes to financial statements

               CRICO of James Street Crossing Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1995



Cash flows from operating activities                   $(847,512)
  Net Loss
  Adjustments to reconcile net loss to net
  cash provided by operating activities
    Depreciation                                         569,347
    Tenants' security deposits - net                       5,282
    Decrease in accounts receivable - tenants                314
    Increase in prepaid insurance                         (5,216)
    Decrease in cash and investments held by
      bond servicer                                        6,896
    Increase in accrued interest                         265,442
    Decrease in accounts payable - operations             (7,150)
    Increase in accrued mortgage servicing fee            86,738
                                                       ---------

          Net cash provided by operating activities       74,141
                                                       ---------
Cash flows from investing activities
  Increase in cash and investments held
    by bond servicer                                     (77,992)
  Acquisition of fixed assets                            (30,894)
                                                       ---------

          Net cash used in investing activities         (108,886)
                                                       ---------

Cash flows from financing activities
  Payments of special assessments payable                (12,209)
                                                       ---------

          Net cash used in financing activities          (12,209)
                                                       ---------

          NET DECREASE IN CASH                           (46,954)

Cash, beginning                                          116,953
                                                       ---------

Cash, end                                              $  69,999
                                                       =========


Supplemental disclosure of cash flow information
  Cash paid during the year for interest
    which includes base interest of $1,071,316        $1,081,397
                                                      ==========


  Detail of acquisition of fixed assets paid
    Carpet                                              $30,894
                                                      =========



                       See notes to financial statements

               CRICO of James Street Crossing Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1995


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

The partnership was formed as a limited partnership under the laws of the State of Washington on March 24, 1993, for the purpose of constructing, owning and operating a rental housing project. The project consists of 300 units located in the City of Kent, Washington and operates under the name of James Street Crossing Apartments.

  Income Tax Basis of Accounting
  ------------------------------

The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized when received.

  Investment in Real Estate and Depreciation
  ------------------------------------------

Investment in real estate is carried at cost.

Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by use of the straight-line and declining-balance methods.

  Income Taxes
  ------------

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

  Provision for Doubtful Accounts
  -------------------------------

The partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

  Rental Income
  -------------

Rental income is recognized as rentals become due. Rents received in advance are included in rental income. All leases between the partnership and tenants of the property are operating leases.

               CRICO of James Street Crossing Limited Partnership

                               December 31, 1995

NOTE B - GOING CONCERN

The accompanying financial statements have been prepared assuming the partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1995, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. The partnership's lender, Capital Realty Investors Tax Exempt Fund Limited Partnership ("CRITEF"), has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreement and is effectively treating this obligation as a cash flow mortgage.

CRITEF entered into a merger agreement, subject to shareholder approval, with Watermark Partners, L.P. as of September 11, 1995, as amended on January 31, 1996. Capital Apartment Properties, Inc. ("CAPREIT"), who is the general partner of Watermark Partners, L.P., may therefore pursue one of the following scenarios:

  . The current partnership structure would be preserved and all of the partnership interests would be transferred to CAPREIT.

     or

  . The current partnership structure would be preserved and CAPREIT would replace the 1 percent general partner while leaving the 99 percent limited partner in place.

     or

  . The current partnership structure would be collapsed and all of the assets and liabilities of the partnership would be assumed by CAPREIT or one of its subsidiaries.

Consequently, there is substantial doubt about the partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustment that might result should the partnership be unable to continue as a going concern.

NOTE C - RELATED PARTY TRANSACTIONS

The general partner of the partnership, CRICO of James Street, Inc., a Maryland corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project.

  CRICO of James Street Crossing Limited Partnership

                               December 31, 1995

NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  Cash and Investments Held by Bond Servicer
  ------------------------------------------

Mortgage Escrow
---------------

The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes, special assessments and insurance premiums to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. (the servicer). The servicer is a related party of the general partner. Effective July 1, 1995, CRIIMI Mae Services Limited Partnership ("CMSLP") acquired the rights to service the mortgage from CRICO Mortgage Company. On July 1, 1995, all of the unpaid mortgage servicing fees accrued through June 30, 1995 were transferred to CRI, Inc., an affiliate of the partnership's general partner. The owners of CRI, Inc. are the shareholders of the partnership's general partner. In addition, the owners of CRI, Inc. are the directors and are officers of the general partner of CMSLP and CRIIMI Mae Management, Inc. (a wholly-owned subsidiary of CRIIMI Mae Inc., a publicly held corporation).

Reserve for Replacements
------------------------

The partnership is required to make monthly deposits to the reserve for replacement account maintained by the servicer. The fund is to be used for the replacement of project assets. The required annual deposits into the reserve for replacement account is $64,000 for 1995 and each year thereafter.

At December 31, 1995, cash and investments held by the bond servicer consist of the following:


                            Mortgage    Reserve for
                            escrows    replacements     Total
                           ----------  -------------  ----------
  Balance at
    December 31, 1994      $  76,204       $276,444   $ 352,648
  Deposits                   247,200         63,998     311,198
  Interest income              3,950         14,002      17,952
  Withdrawals:
    Taxes                   (204,415)             -    (204,415)
    Special assessments      (21,757)             -     (21,757)
    Insurance                (31,758)             -     (31,758)
    Service charges             (116)            (8)       (124)
                           ---------       --------   ---------
  Balance at
    December 31, 1995      $  69,308       $354,436   $ 423,744
                           =========       ========   =========

               CRICO of James Street Crossing Limited Partnership

                               December 31, 1995



NOTE C - RELATED PARTY TRANSACTIONS (Continued)

Mortgage Payable
----------------

Financing has been provided to the partnership through the issuance of tax-exempt bonds by the Washington State Housing Finance Commission in the total amount of $13,878,001, which are evidenced by a mortgage loan agreement with Capital Realty Investors Tax Exempt Fund Limited Partnership (CRITEF), the bondowner, a related party. The maturity date of the mortgage is November 15, 1999. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

The mortgage note provides for base interest payable at the rate of 9.625% per annum through the maturity date. Primary contingent interest is payable each quarter, at the rate of 2% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 4.375% per annum, out of 60% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid construction period deferred interest, primary contingent interest and supplemental contingent interest is deferred until the earlier of the sale or refinancing of the project or maturity. The deferred interest has not been recorded on the books of the partnership.

As of December 31, 1995, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage.

Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1995, accrued base interest was $1,695,171. Interest accrues on the unpaid base interest at a compounded rate of 9.625%.

               CRICO of James Street Crossing Limited Partnership

                               December 31, 1995

NOTE C - RELATED PARTY TRANSACTIONS (Continued)

Mortgage Payable (Continued)
----------------

During year ended December 31, 1995, the partnership recorded the base interest and did not record interest accrued on the unpaid base interest of $167,925, primary contingent interest of $227,560 and supplemental contingent interest of $607,163. At December 31, 1995, interest accrued on the unpaid base interest, primary and supplemental contingent interest and construction period base interest of $8,297,789 has not been recorded. Total interest incurred on the mortgage for the year ended December 31, 1995 is as follows:


                                              Currently
                                  Deferred     payable       Total
                                 ----------  ------------  ----------


  Base interest                  $        -  $ 1,336,758   $1,336,758
  Interest on interest              167,925            -      167,925
  Primary contingent interest       277,560            -      277,560
  Supplemental contingent
    interest                        607,163            -      607,163
                                 ----------  -----------   ----------

  Total interest incurred         1,052,648    1,336,758   $2,389,406
                                                           ==========

  Accrued interest, beginning     7,245,141    1,429,729
  Interest paid                           -   (1,071,316)
                                 ----------    ---------

  Accrued interest, ending       $8,297,789  $ 1,695,171
                                 ==========  ===========

Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20% of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

The liability of the partnership under the mortgage is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the mortgagee.

               CRICO of James Street Crossing Limited Partnership

                               December 31, 1995



NOTE C - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

The partnership is required to pay the servicer a mortgage servicing fee equal to 0.625% of the outstanding principal balance of the loan. The fee is payable monthly on each base interest payment date. Any unpaid fees shall be deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1995, the amount payable to CRI, Inc. and CRIIMI Mae Services Limited Partnership is $455,373 and $43,369, respectively During 1995, $86,738 was charged to operations.

NOTE D - ASSESSMENTS PAYABLE

The assessments payable is due to the City of Kent, Washington. Principal payments of $11,675 plus accrued interest of $10,082 was paid in 1995. The assessment accrues interest at 7.85% per annum. The loan is due in full on June 20, 2005.

NOTE E - CONTINGENCY

The original owners of the property entered into an Off-Site Wetland Mitigation Plan when constructing the property. The work required under the plan, which the partnership has estimated to cost approximately $150,000, was never performed. The U.S. Army Corps of Engineers has asserted that the partnership became liable under the Plan by taking title to the property. The partnership has disputed this assertion and requested the Corps to cite legal authority for its position. To date, the Corps has failed to cite any such authority. Therefore, the effect of this claim has not been recognized in the accompanying financial statements.

NOTE F - MANAGEMENT AGREEMENT

The property is managed by CAPREIT Residential Corporation pursuant to a management agreement renewable annually. Management fees are equal to 3.5% of rental income collected. For the year ended December 31, 1995, $76,161 has been charged to operations.

               CRICO of James Street Crossing Limited Partnership

                               December 31, 1995



NOTE G - SCHEDULES TO SUPPORT HUD STATEMENT OF PROFIT AND LOSS

Miscellaneous other revenue - Account No. 5990:

   Storage locker fee                           $1,558
   Bad debt collections                          1,720
   Pet fees                                      2,800
   Application fees                              3,945
   Other                                         8,903
                                                ------

                                               $18,926
                                                ======


  Other renting expenses - Account No. 6250:

   Rental concessions                          $59,530
   Resident retention                            7,607
   Resident referrals                            1,950
   Credit reports                                3,438
                                               -------

                                               $72,525
                                               =======

  Miscellaneous administrative expenses -
  Account No. 6390:

   Postage and delivery                        $ 2,422
   Employee relations                            4,066
   Furniture rental                              1,605
   Miscellaneous                                   797
                                               -------

                                               $ 8,890
                                               =======

Miscellaneous financial expenses -
Account No. 6890:

   Annual trust fees                           $ 2,000
   State agency fee                             43,595
                                               -------

                                               $45,595
                                               =======